INDEPENDENT AUDITORS' REPORT


To the Stockholders and Board of Directors
Prime Time Distribution, Inc.:

We have audited the accompanying balance sheet of Prime Time Distribution, Inc., a Nevada Corporation (the "Company") as of March 31, 2001 and the related statements of operations, stockholders' deficit and cash flows for the year ended March 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Prime Time Distribution, Inc. as of March 31, 2001 and the results of their operations and their cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

The Company's financial statements are prepared using the generally accepted accounting principles applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company has a shareholders' deficit as on March 31, 2001 and a net loss from operations for the year ended March 31, 2001. These factors as discussed in Note 2 to the financial statements, raises substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/s/ KABANI & COMPANY, INC.
--------------------------
    KABANI & COMPANY, INC.
    CERTIFIED PUBLIC ACCOUNTANTS

Fountain Valley, California
July 19, 2001

                          PRIME TIME DISTRIBUTION, INC
                         (dba Kryptolight International)
                                  BALANCE SHEET
                                 MARCH 31, 2001


                                     ASSETS
                                     ------
CURRENT ASSETS:
           Cash & cash equivalents                                $     4,499
           Accounts receivable, net                                    19,065
           Inventory                                                  431,379
           Prepaid expenses                                           108,205
           Note receivable-related party                                9,001
                                                                  -----------
                       Total current assets                           572,149

PROPERTIES AND EQUIPMENT, net                                          21,307

OTHER ASSETS:
           Deposits                                                     7,721
                                                                  -----------
                                                                  $   601,177
                                                                  ===========


                      LIABILITIES AND STOCKHOLDERS' DEFICIT
                      -------------------------------------

CURRENT LIABILITIES:
           Accounts payable                                       $     4,164
           Accrued expenses                                               935
           Note Payable-related parties                             1,037,921
                                                                  -----------
                       Total current liabilities                    1,043,020


STOCKHOLDERS' DEFICIT
           Preferred stock, $.001 par value, Authorized shares
               1,000,000; no share issued and outstanding                --
           Common stock, $ .001 par value; Authorized shares
            24,000,000; issued and outstanding shares 3,000,000         3,000
           Accumulated deficit                                       (444,843)
                                                                  -----------
                       Total stockholders' deficit                   (441,843)

                                                                  -----------
                                                                  $   601,177
                                                                  ===========


   The accompanying notes are an integral part of these financial statements

                          PRIME TIME DISTRIBUTION, INC.
                        (dba Kryptolight International)
                             STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED MARCH 31, 2001



Net sales                                                $   269,096

Cost of sales                                                260,483
                                                         -----------

Gross loss                                                     8,613

Total operating expenses                                     179,291
                                                         -----------

Loss from operations                                        (170,678)

Non-operating income (expense):
          Loss from disposal of equipment                       (145)
                                                         -----------

Loss before income tax                                      (170,823)

Provision for income tax                                         800

                                                         -----------
Net loss                                                 $  (171,623)
                                                         ===========

Basic weighted and diluted average number of
    common stock outstanding                               3,000,000
                                                         ===========

Basic net loss per share                                 $     (0.06)
                                                         ===========


   The accompanying notes are an integral part of these financial statements

                          PRIME TIME DISTRIBUTION, INC.
                         (dba Kryptolight International)
                       STATEMENT OF STOCKHOLDERS' DEFICIT
                        FOR THE YEAR ENDED MARCH 31, 2001

                                                 Common Stock                       Total
                                             Number of               Accumulated  Stockholders'
                                              Shares      Amount      Deficit      Deficit
                                             ---------   ---------   ---------    ---------
Issuance of Stock                            3,000,000   $   3,000   $    --      $   3,000

Distributions (note 7)                            --          --      (273,220)    (273,220)

Net loss for the year ended March 31, 2001        --          --      (171,623)    (171,623)

                                             ---------   ---------   ---------    ---------
Balance, March 31, 2001                      3,000,000   $   3,000   $(444,843)   $(441,843)
                                             =========   =========   =========    =========


   The accompanying notes are an integral part of these financial statements

                          PRIME TIME DISTRIBUTION, INC.
                         (dba Kryptolight International)
                             STATEMENT OF CASH FLOWS
                        FOR THE YEAR ENDED MARCH 31, 2001


CASH FLOWS FROM OPERATING ACTIVITIES:
           Net loss                                              $(171,623)
           Adjustments to reconcile net loss to net cash
           used in operating activities (net of acquisitions):
                      Depreciation and amortization                  5,328
                      Loss from disposal of equipment                  145
                      Issuance of shares for services                3,000
                      Decrease (increase) in current assets:
                                 Accounts receivable               (19,065)
                                 Prepaid expenses                 (108,205)
                                 Inventory                         248,194
                                 Deposits                           (7,721)
                      Increase  in current liabilities:
                                 Accounts payable                    4,164
                                 Accrued expenses                      934
                                                                 ---------
                      Net cash used in operating activities        (44,849)
                                                                 ---------

CASH FLOWS FROM INVESTING ACTIVITIES
                      Disposal of equipment                         20,999
                                                                 ---------


CASH FLOWS FROM FINANCING ACTIVITIES:
                      Net proceeds from Loans                       28,349
                                                                 ---------

NET INCREASE IN CASH & CASH EQUIVALENTS                              4,499

CASH & CASH EQUIVALENTS, BEGINNING BALANCE                            --
                                                                 ---------

CASH & CASH EQUIVALENTS, ENDING BALANCE                          $   4,499
                                                                 =========


   The accompanying notes are an integral part of these financial statements

                          PRIME TIME DISTRIBUTION, INC.
                         (dba Kryptolight International)
                          NOTES TO FINANCIAL STATEMENTS
                                 MARCH 31, 2001

1.     DESCRIPTION OF BUSINESS

Prime Time Distribution, Inc. (The Company) was incorporated in the state of Nevada on March 5, 1999. The Company is also doing business as Kryptolight International. The Company's major product line (Krytolight) was a segment of Prime Time Media Solutions (PTMS), dba Prime Time TV, Inc. until July 31, 2000. Krytolight was sold to the Company by PTMS on August 1, 2000. The Company had no operations from inceptions through August 1, 2000. The Company is a direct marketing company with currently three unique product lines.


2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES & REALIZATION OF ASETS

Cash and cash equivalents

The Company considers all liquid investments with a maturity of three months or less from the date of purchase that are readily convertible into cash to be cash equivalents.

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Properties & Equipment

Properties and equipment is carried at cost. The assets transferred from PTMS, a related party, were recorded at the historical cost less accumulated depreciation through the date of the acquisition. Depreciation of properties and equipment is provided using the double declining balance method over the estimated useful lives (generally five years) of the assets. Expenditures for maintenance and repairs are charged to expense as incurred.

Inventory

Inventory consisting of products to be sold, is valued at the lower of cost or market value. Cost is determined using the first-in, first-out method. Inventory at March 31, 2001 consisted of:

           Kryptonite products                $     424,518
           GloGear                                    6,861
                                              -------------
                        Total inventory       $     431,379
                                              =============

                          PRIME TIME DISTRIBUTION, INC.
                         (dba Kryptolight International)
                          NOTES TO FINANCIAL STATEMENTS
                                 MARCH 31, 2001

Income taxes

Deferred taxes are provided for on a liability method for temporary differences between the financial reporting and tax basis of assets and liabilities that will result in taxable or deductible amounts in the future. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will be realized. For the period ended March 31, 2001, such differences were insignificant.

Stock-based compensation

In October 1995, the FASB issued SFAS No. 123, "Accounting for Stock-Based Compensation". SFAS No. 123 prescribes accounting and reporting standards for all stock-based compensation plans, including employee stock options, restricted stock, employee stock purchase plans and stock appreciation rights. SFAS No. 123 requires compensation expense to be recorded (i) using the new fair value method or (ii) using the existing accounting rules prescribed by Accounting Principles Board Opinion No. 25, "Accounting for stock issued to employees" (APB 25) and related interpretations with proforma disclosure of what net income and earnings per share would have been had the Company adopted the new fair value method. The implementation of this standard did not have any impact on the Company's financial statements.

Fair value of financial instruments

Statement of financial accounting standard No. 107, Disclosures about fair value of financial instruments, requires that the Company disclose estimated fair values of financial instruments. The carrying amounts reported in the statements of financial position for current assets and current liabilities qualifying as financial instruments are a reasonable estimate of fair value.

Prepaid Expenses

Prepaid Expenses represent the advertising costs paid for the new product line launched in May 2001.

Costs of start-up activities

In April 1998, the ASEC of AICPA issued SOP No. 98-5, "Reporting on the costs of start-up activities", effective for fiscal years beginning after December 15, 1998. SOP 98-5 requires the costs of start-up activities and organization costs to be expensed as incurred. The Company's start-up costs were expensed in the year ended March 31, 2001.

                          PRIME TIME DISTRIBUTION, INC.
                         (dba Kryptolight International)
                          NOTES TO FINANCIAL STATEMENTS
                                 MARCH 31, 2001

Research and Development

Expenditures for development costs and research are expensed as incurred.

Revenue Recognition

Revenue is recognized when merchandise is shipped to a customer. Generally, the Company extends credit to its customers and does not require collateral. The Company performs ongoing credit evaluations of its customers.

Allowance for doubtful accounts

In determining the allowance to be maintained, management evaluates many factors including industry and historical loss experience. The allowance for doubtful accounts is maintained at an amount management deems adequate to cover estimated losses. Allowance for bad debts as of March 31, 2001 amounted to $6,265.

Advertising

The Company expenses advertising costs as incurred. Advertising expense for the year ended March 31, 2001 was $12,519.

Segment Reporting

The Company allocates resources and assesses the performance of its sales activities as one segment. During the year ended March 31, 2001, the Company only operated in one segment, therefore segment disclosure has not been presented.

Recent Pronouncements

In June 1998, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards ("SFAS") No. 133 "Accounting for Derivative Instruments and Hedging Activities." SFAS No. 133 establishes accounting and reporting standards requiring that every derivative instrument (including certain derivative instruments embedded in other contracts) be recorded on the balance sheet as either an asset or liability measured at its fair value. SFAS No. 133 requires that changes in the derivative's fair value be recognized currently in earnings unless specific hedge accounting criteria are met. SFAS No. 133, as amended by SFAS No. 137 and SFAS No. 138, is effective for fiscal quarters of fiscal years beginning after June 15, 2000. This statement is not applicable to the Company.

In June 2000, the FASB issued Financial Accounting Standards (SFAS) No. 138, "Accounting for Certain Instruments and Certain Hedging Activities." This statement is not applicable to the Company.

                          PRIME TIME DISTRIBUTION, INC.
                         (dba Kryptolight International)
                          NOTES TO FINANCIAL STATEMENTS
                                 MARCH 31, 2001

In June 2000, the FASB issued Financial Accounting Standards (SFAS) No. 139, "Rescission of FASB Statement No. 53 and Amendments to Statements No. 63, 89, and 121." This statement is not applicable to the Company.

In September 2000, the FASB issued Financial Accounting Standards SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, and a replacement of FASB Statement No. 125." This statement is not applicable to the Company.

In March 2000, the FASB issued Interpretation No. 44, "Accounting for Certain Transactions involving Stock Compensation." This Interpretation clarifies (a) the definition of employee for purposes of applying APB Opinion No. 25, (b) the criteria for determining whether a plan qualifies as a no compensatory plan, (c) the accounting consequence of various modifications to the terms of a previously fixed stock option or award, and (d) the accounting for an exchange of stock compensation awards in a business combination. The adoption of this Interpretation has not had a material impact on the Company's financial position or operating results.

Realization of assets

The accompanying financial statements have been prepared in conformity with generally accepted accounting principles, which contemplate continuation of the Company as a going concern. As shown in the financial statements, the stockholders' deficit on March 31, 2001 amounted to $405,636. The Company had a net loss of $408,636 fro the year ended March 31, 2001. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern. In view of the matters described above, recoverability of a major portion of the recorded asset amounts shown in the accompanying balance sheets is dependent upon continued operations of the Company, which in turn is dependent upon the Company's ability to raise additional capital, obtain financing and to succeed in its future operations.

Management has taken the following steps to revise its operating and financial requirements, which it believes are sufficient to provide the Company with the ability to continue on in the subsequent year. Management devoted considerable effort during the period ended March 31, 2001, towards (i) obtaining additional equity (ii) management of accounts payable and (iii) evaluation of its distribution and marketing methods. In that regard, the Board of director approved the acquisition of the Company by Thaon Communications, Inc, subsequent to the year-end (see note 8).

                          PRIME TIME DISTRIBUTION, INC.
                         (dba Kryptolight International)
                          NOTES TO FINANCIAL STATEMENTS
                                 MARCH 31, 2001

3.     PROPERTIES AND EQUIPMENT

Properties and Equipment are stated at cost. Depreciation and amortization of properties and equipment are computed using the double declining balance method over five years of estimated useful lives.

Properties and equipment consists of the following:

                 Machine & Equipment                       $    26,635
                 Less: accumulated depreciation                  5,328
                                                           -----------
                 Properties & Equipment (net)              $    21,307
                                                           ===========


4.     RELATED PARTY LOAN

The Company has loans payable to related parties in the amount of $1,037,921. These loans are interest free and due on demand. The is payable by September 30, 2001 and is secured by the inventory of the Company.


5.     INCOME TAXES

Since the Company has not generated taxable income since inception, no provision has been provided other than minimum franchise taxes payable to State of California. Through March 31, 2001, the Company incurred net operating losses for federal tax purposes of $162,387. The net operating loss carryforward may be used to reduce taxable income through the year 2015. Net operating loss for carry forwards for the State of California are generally available to reduce taxable income through the year 2005. The availability of the Company's net operating loss carryforwards are subject to limitation if there is a 50% or more positive change in the ownership of the Company's stock. The provision for income taxes consists of the state minimum tax imposed on corporations.

The net deferred tax asset balance as of March 31, 2001 was approximately $ 64,955. A 100% valuation allowance has been established against the deferred tax assets, as the utilization of the loss carrytforwards cannot reasonably be assured.

Provision for income tax in the financial statements differs from that applied to pre tax income at federal statutory rate primarily due to state income taxes and valuation allowance for net operating loss carryforwards.

                          PRIME TIME DISTRIBUTION, INC.
                         (dba Kryptolight International)
                          NOTES TO FINANCIAL STATEMENTS
                                 MARCH 31, 2001

6.     MAJOR CUSTOMER

A substantial portion of the Company's business is conducted with one customer. For the year ended March 31, 2001, sales to this customer were approximately 21% of total sales. There was no balance receivable from this customer on March 31, 2001.


7.     ACQUISITION OF ASSETS

On August 1, 2000, the Company entered in to an agreement whereby it purchased the Kryptolight product line, including all the related assets and liabilities from Prime Time Media Solutions, a related entity, related by common shareholders and an officer. The transaction has been recorded at the historical book value as per following:

           Net assets related to Kryptolight product line        $   736,352
           Note payable to the seller for the purchase
             of the product line                                  (1,009,572)
                                                                 -----------
           Amount in excess of historical value recorded as
             distributions to the shareholders                   $   273,220
                                                                 ===========

Since the assets were acquired from a related party, the Company recorded the assets at their historical cost. The Company recorded the consideration paid to the related party in excess of the historical costs for the acquisition of the assets, as distributions to the shareholders.


8.     SUPPLEMENTAL DISCLOSURE OF CASH FLOWS

The Company prepares its statements of cash flows using the indirect method as defined under the Financial Accounting Standard No. 95.

The Company paid no income tax or interest in the year ended March 31, 2001.

Supplemental disclosure of non-cash investing and financing activities:

The Company issued 3,000,000 shares of common stocks for services amounted $3,000 performed by the officers of the Company.

The Company purchased its Kryptolight product line (note 7) on August 1, 2000 from a related entity. The cash flow statement does not include acquisitions of the following assets pertaining to the product line and recording of a note payable to the seller as a part of the agreement:

                          PRIME TIME DISTRIBUTION, INC.
                         (dba Kryptolight International)
                          NOTES TO FINANCIAL STATEMENTS
                                 MARCH 31, 2001

             Inventory                             $          679,573
             Note receivable                                    9,000
             Equipment & other assets                          47,779
                                                   ------------------
                                                              736,352
             Note payable to the seller                    (1,009,572)
                                                   ------------------
             Distributions                         $          273,220
                                                   ==================


9.     SUBSEQUENT EVENTS

On May 22, 2001, the Company entered into a stock purchase agreement with Thaon Communications, Inc, (TCI), whereby TCI (an Over the Counter Bulletin Board publicly traded company) acquired all of the outstanding 3,000,000 shares of common stock of the Company in exchange of 500,000 shares of common stock of the TCI. Thaon Communications, Inc., also agreed to issue one share of common stock for each dollar of the Company's pre-tax income, as audited, during each of the two twelve-month periods ending on December 31, 2001 and 2002.